UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2004
                               Alpha Virtual, Inc.
                               -------------------
                 (Exact name of registrant specified in charter)


         Delaware                    0-12382                 95-2577731
    ------------------          ----------------         -------------------
        (State of               (Commission File            (IRS Employer
      Incorporation)                 Number)             Identification No.)


                             555 South Flower Street
                                    Suite 4670
                          Los Angeles, California 90071
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 432-6222
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                          10345 West Olympic Boulevard
                                    Suite 102
                          Los Angeles, California 90064
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) On December 12, 2003, Beckman Kirkland & Whitney ("Beckman") informed the Registrant that it is resigning as the Registrant's independent accountant due to recent filings made by the Registrant with the Securities and Exchange Commission without prior review by Beckman.

            The Registrant conducted a series of discussions with Beckman urging Beckman to reconsider its resignation. After several discussions, Beckman did not indicate a consent to withdraw its resignation. For this reason, on February 11, 2004, the Registrant retained AJ. Robbins, PC as it new independent accountants.

            The reports of Beckman on the financial statements of the Registrant for the past two fiscal years contained a qualification that there was substantial doubt about the Registrant's ability to continue as a going concern. Other than the foregoing, the reports contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            In connection with its audits for each of the two most recent fiscal years through February 11, 2004, the date of this Report, there have been no disagreements with Beckman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckman, would have caused Beckman to make reference thereto in their report on the financial statements for such years.

            During the two most recent fiscal years and through February 11, 2004, the date of this Report, there have been no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

            In response to the Registrant's request, Beckman has furnished the Registrant a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 11, 2004, is attached hereto as Exhibit 16.1 to this Form 8-K.

      (b) On February 11, 2004, the Registrant's Board of Directors retained AJ. Robbins, PC as the Registrant's new independent accountants.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c):     Exhibits:

         16.1 Letter dated February 11, 2004 from Beckman Kirkland & Whitney to the Securities and Exchange Commission regarding statements included in this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Alpha Virtual, Inc.

                                                By:      /s/ Charles Lesser
                                                -----------------------------
                                                Name:    Charles Lesser
                                                Title:   President

Dated:  February 11, 2004

                                  Exhibit Index

         16.1 Letter dated February 11, 2004 from Beckman Kirkland & Whitney to the Securities and Exchange Commission regarding statements included in this Form 8-K.